UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

April 28, 2016

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Michael Owens Way
Perrysburg, Ohio	43551-2999
(Address of principal executive offices)	(Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                               RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information set forth in (and incorporated by reference into) this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

On May 2, 2016, Owens-Illinois, Inc. (the “Company”) issued a press release announcing its results of operations for the quarter ended March 31, 2016 (the “Earnings Release”).

The Earnings Release also disclosed that the Company is restating its consolidated financial statements for the years ended December 31, 2015, 2014 and 2013 included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “2015 Annual Report”), as more fully described in Item 4.02 below.

A copy of the Earnings Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Additional financial information, posted to the Company’s web site, is attached hereto as Exhibit 99.2.

ITEM 4.02.                             NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENT OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Since June 2015, the Company has been engaged in an ongoing dialogue with the staff of the Securities and Exchange Commission (“SEC”) concerning how the Company estimates its asbestos-related liability. Beginning in 2003, the Company has estimated its asbestos-related liability based on an annual analysis of how far in the future it could reasonably estimate the number of claims it expected to receive. Subsequent to the filing of its 2015 Annual Report, the Company was informed by the SEC staff that they believe that, under the applicable accounting pronouncement, the Company should consider all claims without limitation to a specific time period. In light of these discussions, the Company has concluded , in consultation with the Audit Committee and the Company’s independent registered public accounting firm Ernst & Young LLP (“EY”), that its method for estimating its future asbestos-related liability was not consistent with the applicable accounting pronouncement. With the assistance of an external consultant, and utilizing a model with actuarial inputs, the Company has developed a new method for reasonably estimating its total asbestos-related liability. Using the new model, the Company’s total asbestos-related liability, without limitation to a specific time period, is expected to be $806 million as of March 31, 2016. This is $295 million higher than the estimation method used previously that used a four year future period.

In light of the foregoing, the Audit Committee, after consideration of relevant facts and circumstances and after consultation with the Company and EY, concluded on April 28, 2016, that the Company’s consolidated financial statements for the years ended December 31, 2015, 2014 and 2013 contained within the Company’s 2015 Annual Report should be restated, and that such financial statements previously filed with the SEC, should no longer be relied upon.

The Company is in the process of preparing restated financial statements for the years ended December 31, 2015, 2014 and 2013, which will be filed with the SEC on an amended Annual Report on Form 10-K for the year ended December 31, 2015.

The Company intends to file restated financial statements for the years ended December 31, 2015, 2014 and 2013 contained within the Company’s 2015 Annual Report by mid-May. Based on the information regarding prior years that the Company intends to include in its 2015 Annual Report, the Company does not intend to file amendments to any of its previously filed Form 10-Ks, other than the 2015 Annual Report, or to any of its previously filed Form 10-Qs.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K with EY and EY has concurred with the Company’s conclusion to restate the financial statements for the fiscal years ended December 31, 2015, 2014 and 2013 contained in the Company’s 2015 Annual Report.

Forward-looking statements

This Current Report on Form 8-K (“Current Report”) contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward looking statements. It is possible the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the Company’s ability to integrate the Vitro Business in a timely and cost effective manner, to maintain on existing terms the permits, licenses and other approvals required for the Vitro Business to operate as currently operated, and to realize the expected synergies from the Vitro Acquisition, (2) risks related to the impact of integration of the Vitro Acquisition on earnings and cash flow, (3) risks associated with the significant transaction costs and additional indebtedness that the Company incurred in financing the Vitro Acquisition, (4) the Company’s ability to realize expected growth opportunities and cost savings from the Vitro Acquisition, (5) foreign currency fluctuations relative to the U.S. dollar, specifically the Euro, Brazilian real, Mexican peso, Colombian peso and Australian dollar, (6) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (7) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (8) consumer preferences for alternative forms of packaging, (9) cost and availability of raw materials, labor, energy and transportation, (10) the Company’s ability to manage its cost structure, including its success in implementing restructuring plans and achieving cost savings, (11) consolidation among competitors and customers, (12) the ability of the Company to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (13) unanticipated expenditures with respect to environmental, safety and health laws, (14) the Company’s ability to further develop its sales, marketing and product development capabilities, and (15) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company’s operations, floods and other natural disasters, events related to asbestos-related claims, and the other risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, any subsequently filed Quarterly Report on Form 10-Q and the Company’s other filings with the SEC. It is not possible to foresee or identify all such factors. In addition, the Company’s management has not yet completed its assessment of the error in the previously filed financial reports discussed in this Current Report. The actual amount of the Company’s assessment of its total asbestos-related liability at March 31, 2016 and the expected impact of the restatement, including on the financial results for the quarterly period ended March 31, 2016, could differ from the discussion in this Current Report. Any forward-looking statements in this Current Report are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this Current Report.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                                                                 Exhibits.

Exhibit
No.	Description
99.1	Press Release dated May 2, 2016, announcing results of operations for the quarter ended March 31, 2016

99.2	Additional financial information — quarter ended March 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: May 2, 2016	By:	/s/ Jan A. Bertsch
	Name:	Jan A. Bertsch
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated May 2, 2016, announcing results of operations for the quarter ended March 31, 2016

99.2	Additional financial information — quarter ended March 31, 2016